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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              ---------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                November 16, 2003
                        (Date of earliest event reported)

                         Commission file number: 0-20167

                       NORTH COUNTRY FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)


           MICHIGAN                                            38-2062816
(State or other jurisdiction of                             (I.R.S. Employer
 incorporation or organization)                             Identification No)

130 SOUTH CEDAR STREET, MANISTIQUE, MI                     49854
(Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code: (906) 341-7125




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ITEM 1. CHANGES IN CONTROL OF REGISTRANT

         On November 16, 2003, North Country Financial Corporation (the "Corporation") signed a letter of intent that included a non-binding offer by another entity to purchase all of the common stock of the Corporation. The letter of intent was subject to a number of conditions, some of which might have been difficult to satisfy. On November 19, 2003, the Corporation received a letter from the entity, withdrawing its offer and voiding the letter of intent.






                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to the signed on its behalf by the undersigned hereunto duly authorized.


                                         NORTH COUNTRY FINANCIAL CORPORATION



Date: December 1, 2003              By:  /s/ C. James Bess
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                                         C. JAMES BESS
                                         PRESIDENT AND CHIEF EXECUTIVE OFFICER